                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-64510 and 333-100926) of Global Power Equipment Group Inc. of our reports dated February 19, 2003 relating to the consolidated financial statements and financial statement schedule, which appear in this Form 10-K.


PricewaterhouseCoopers LLP

Minneapolis, Minnesota
March 21, 2003